REVOCABLE PROXY
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material pursuant to §240.14a-12

Provident Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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16117-Provident Proxy Card ESOP - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PROVIDENT BANCORP, INC.

Your phone or Internet instruction authorizes the ESOP Trustee to vote the shares allocated to your account in the same manner as if you marked, signed and returned your ESOP Vote Authorization Form. Instructions submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 10, 2020.

INTERNET – www.cstproxyvote.com
Use the Internet to transmit your instructions. Have your ESOP Vote Authorization Form available when you access the above website. Follow the prompts to transmit your instructions.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to transmit your instructions at the annual meeting. To attend:
https://www.cstproxy.com/theprovidentbank/2020

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your ESOP Vote Authorization. Have your ESOP Vote Authorization Form available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your ESOP Vote Authorization Form and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE ESOP VOTE AUTHORIZATION FORM IF YOU ARE INSTRUCTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

Please mark your votes like this **X**

ESOP VOTE AUTHORIZATION FORM

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

1. The election as directors of the nominees listed, each for a three-year term.

	FOR	WITHHOLD
(1) James A. DeLeo	☐	☐
(2) Laurie H. Knapp	☐	☐
(3) Barbara A. Piette	☐	☐

2. The ratification of the appointment of Crowe LLP as independent registered public accounting firm of Provident Bancorp, Inc. for the year ending December 31, 2020.

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Signature______________________________________ Date__________________, 2020

Note: Please sign exactly as name appears hereon.

FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED Important Notice Regarding the Availability of Proxy Materials The Company's Proxy Statement, including the Notice of the Annual Meeting of Stockholders and the 2019 Annual Report to Stockholders are each available on the Internet at https://www.cstproxy.com/theprovidentbank/2020 PROVIDENT BANCORP, INC. ANNUAL MEETING OF S TOCKHOLDERS June 11, 2020, 3:30 p.m., Local Time ESOP VOTE AUTHORIZATION FORM THIS ESOP VOTE AUTHORIZATION FORM IS SOLICITED ON BEHALF OF THE ESOP TRUSTEE The undersigned hereby directs the Trustee of The Provident Bank Employee Stock Ownership Plan (the "ESOP") to vote all shares of common stock of Provident Bancorp, Inc. (the "Company") allocated to the undersigned's account(s), for which the undersigned is entitled to direct the voting at the Annual Meeting of Stockholders to be held exclusively via live webcast on June 11, 2020 at 3:30 p.m., local time. To participate in the meeting, visit https://www.cstproxy.com/theprovidentbank/2020, and enter the 12 digit control number included on your proxy card. You may register for the meeting as early as 3:30 p.m. on June 4, 2020. If you hold your shares through a bank, broker or other nominee, you will need to take additional steps to participate in the meeting, as described in the proxy statement. If this form is not returned in a timely manner, shares allocated to the participant's ESOP account will be voted in the same proportion as shares for which the Trustee has received timely voting instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. Abstentions will be similarly treated, but solely with respect to the proposal for which an abstention is marked. If any other business is brought before the Annual Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the ESOP. At the present time, the Company knows of no other business to be brought before the Annual Meeting. IF NO INSTRUCTION IS SPECIFIED AND THIS FORM IS RETURNED SIGNED, THIS VOTE AUTHORIZATION FORM WILL BE CONSIDERED A VOTE FOR EACH OF THE LISTED PROPOSALS. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS ESOP VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ALTERNATIVELY, PLEASE PROVIDE YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY TELEPHONE, FOLLOWING THE INSTRUCTIONS IN YOUR ESOP VOTE AUTHORIZATION FORM. YOUR INSTRUCTION MUST BE RECEIVED NO LATER THAN 11:59 PM ON JUNE 4, 2020. 16117_Provident Proxy Card ESOP - - Back (Continued, and to be marked, dated and signed, on the other side)